Subsequent events	6 Months Ended
Jun. 30, 2025
Subsequent events.
Subsequent events

8. Subsequent Events

During July 2025, the Company agreed to acquire two modern, high-quality, 2017 Korean-built MR tankers for a purchase price of $32.8 million each. Deliveries of these vessels are expected to be completed during the quarter ending September 30, 2025.

In July 2025, the Company closed a $350 million revolving credit facility on favorable terms, secured by 20 of the Company’s owned vessels. The facility is priced at SOFR plus a margin of 1.80% and matures in 2031. The revolving credit facility comprises Nordea Bank, Skandinaviska Enskilda Banken AB (publ), ABN AMRO Bank, and Danske Bank A/S.

Consistent with the Company’s variable dividend policy, the Board of Directors declared a cash dividend on July 30, 2025, of $0.07 per common share for the quarter ended June 30, 2025. The cash dividend of approximately $3.0 million will be paid on September 12, 2025, to all shareholders of record on August 29, 2025.